                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1644
                                     DATED: JANUARY 26, 1998


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           1 month


TRADE DATE:               January 26, 1998


SETTLEMENT DATE:          January 29, 1998


MATURITY DATE:            January 29, 1999


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -0.050%
                          (minus five basis points)


SPREAD MULTIPLIER:        N/A


COMMISSION:               0.075%


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Monthly


INTEREST PAYMENT DATES:   Pays the 29th of each month, commencing February 27th to maturity, subject to the modified following business day convention.


INITIAL INTEREST RATE:    5.57500%


FORM:                     Book-entry




                                         CUSIP # 59018SZR8
                                         PRINCIPAL $150,000,000.00